FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND
A PORTFOLIO OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS F SHARES
SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 13, 2006.

I. EFFECTIVE FEBRUARY 1, 2007, THE 1.00% SALES CHARGE WILL BE ELIMINATED ON CLASS C SHARES OF ALL FEDERATED FUNDS. EFFECTIVE FEBRUARY 1, 2007, PLEASE MAKE THE FOLLOWING CHANGES TO THE CURRENT PROSPECTUS OF THE ABOVE REFERENCED FUND.


1. Please delete the Class C Shares line item in the Risk/Return Summary-Average Annual Total Return Table and replace it with the following:




 CLASS C SHARES 2:
 Return Before Taxes     3.37%     5.27%     4.19%
2 Historical returns do not include the effect of a 1.00% front-end sales charge
on Class C Shares purchased prior to February 1, 2007.   Effective February 1,
2007, this sales charge was eliminated.


2 Please delete the "Maximum Sales Charge (Load) line item in the table, in the section entitled "What are the Fund's Fees and Expenses?" and replace it with the following:


FEES AND EXPENSES
SHAREHOLDER FEES                              CLASS A  CLASS B  CLASS C  CLASS F

Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)   5.50%   None     None    1.00%


3. Please delete the Class C Shares line item in the sub-section of "What Are The Fund's Fees and Expenses?" entitled "EXAMPLE" and replace it with the following:

 CLASS C:  SHARES
 Expenses assuming redemption        $284  $671  $983  $2,132
 Expenses assuming no redemption     $184  $571  $983  $1,132






4. Please delete the Class C Shares line item in the investment summary table in the section entitled "What Do Shares Cost?" and replace it with the following:

                                                       MAXIMUM SALES CHARGES
 SHARES OFFERED                  MINIMUM         FRONT-END        CONTINGENT
                      INITIAL/SUBSEQUENT     SALES CHARGE2          DEFERRED
                              INVESTMENT                       SALES CHARGE3
                                AMOUNTS1
 Class C - Shares            $1,500/$100              None             1.00%


5. Under the section entitled "What Do Shares Cost?," please delete the three paragraphs following the investment summary table and replace with the following:

As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses ("expense ratios"), as well as the compensation payable to investment professionals, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your investment professional.
 Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment. You should consider, for example, that it may be possible to reduce the front-end sales charges imposed on purchases of Class A Shares. Among other ways, Class A Shares have a series of "breakpoints," which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below under "Sales Charge When You Purchase.") On the other hand, Class B Shares do not have front-end sales charges, but the deferred sales charges imposed on redemptions of Class B Shares do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after seven years). Finally, Class C Shares do not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to Class C Shares are greater than those charged to Class A Shares and comparable to those charged to Class B Shares.
 You should also consider that the expense ratio for Class A Shares will be lower than that for Class B (or Class C) Shares. Thus, the fact that no front-end charges are ever imposed on purchases of Class B Shares or Class C Shares does not always make them preferable to Class A Shares.


6. Please delete the Class C Shares line item in the table entitled "Sales Charge when you Purchase".



8. Under the section entitled "Payments To Financial Intermediaries" in the sub-section "Front-End Sales Charge Reallowances" please delete the Class C Shares line item.



9. Under the section entitled "Systematic Withdrawal/Exchange Program" please delete the last paragraph and replace it with the following:



Generally, it is not advisable to continue to purchase Shares subject to a front-end sales charge while redeeming Shares using this program.



10. Please insert the following table and footnote below the current table for Class C Shares Appendix A: Hypothetical Investment and Expense Information:


FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND-CLASS C SHARES PURCHASED ON OR AFTER FEBRUARY 1, 2007 1

ANNUAL EXPENSE RATIO: 1.8151%

MAXIMUM FRONT-END SALES CHARGE: 0.00%
 YEAR        HYPOTHETICAL  HYPOTHETICAL  INVESTMENT  HYPOTHETICAL  HYPOTHETICAL
                BEGINNING   PERFORMANCE       AFTER      EXPENSES        ENDING
               INVESTMENT      EARNINGS     RETURNS                  INVESTMENT
 1             $10,000.00       $500.00  $10,500.00       $184.40    $10,318.49
 2             $10,318.49       $515.92  $10,834.41       $190.27    $10,647.12
 3             $10,647.12       $532.36  $11,179.48       $196.33    $10,986.22
 4             $10,986.22       $549.31  $11,535.53       $202.59    $11,336.12
 5             $11,336.12       $566.81  $11,902.93       $209.04    $11,697.16
 6             $11,697.16       $584.86  $12,282.02       $215.70    $12,069.70
 7             $12,069.70       $603.49  $12,673.19       $222.57    $12,454.11
 8             $12,454.11       $622.71  $13,076.82       $229.65    $12,850.76
 9             $12,850.76       $642.54  $13,493.30       $236.97    $13,260.04
 10            $13,260.04       $663.00  $13,923.04       $244.52    $13,682.36
 Cumulative                   $5,781.00                 $2,132.04
1. Effective February 1, 2007, the 1.00% sales charge on Class C Shares was eliminated. If you purchased shares on or before January 31, 2007, please refer to the chart which includes the maximum Front-End Sales Charge of 1.00%.

II. THE PROSPECTUS OF THE ABOVE REFERENCED FUND ALSO SHOULD BE CHANGED AS FOLLOWS TO CLARIFY CERTAIN ASPECTS OF THE FUND'S INVESTMENT STRATEGY AND TO DISCLOSE THAT THE FUND MAY ENGAGE IN CERTAIN INVESTMENT STRATEGIES THAT WILL LIKELY CAUSE THE FUND TO REALIZE A LIMITED AMOUNT OF ORDINARY INCOME OR SHORT-TERM CAPITAL GAINS (WHICH ARE TREATED AS ORDINARY INCOME FOR FEDERAL INCOME TAX PURPOSES).

1. On the cover page to the prospectus, delete the first sentence and replace it with the following:

        A mutual fund seeking to provide a high level of current income which is generally exempt from federal regular income tax by investing at least a majority of its assets in a portfolio of (1) long-term tax-exempt securities, and (2) medium quality or non-investment grade tax-exempt securities.



2. Under the Risk/Return Summary, sub section entitled "What are the Fund's Main Investment Strategies?" delete the text and replace it with the following:

          The Fund pursues its objective by investing its assets so that, normally (except as discussed herein), distributions of annual interest income are exempt from federal regular income tax (except when investing for "defensive" purposes). Interest income from the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations (AMT). The Fund invests at least a majority of its assets in a portfolio of (1) long-term tax-exempt securities, and (2) medium quality or non-investment grade tax-exempt securities. Long-term tax-exempt securities generally include tax-exempt securities with stated maturities of 10 years or more. The Fund also may invest in tax-exempt securities with stated maturities of less than 10 years. Medium quality securities generally include securities rated in the third or fourth highest rating category by a nationally recognized statistical rating organization (NRSRO) and unrated securities of comparable quality. For example, tax-exempt securities rated "A" and "BBB" by Standard & Poors, an NRSRO, are rated in the third ("A") and fourth ("BBB") highest rating categories. Under relevant SEC guidance, the Fund is permitted to invest in medium quality and other investment grade tax-exempt securities to a greater degree than a high yield bond fund that does not invest primarily in tax-exempt municipal securities. The Fund invests at least a majority of its assets in medium-quality or non-investment grade, tax-exempt securities in an attempt to pursue a higher level of current income than a tax-exempt bond fund that invests purely in investment grade securities. Although medium quality securities are still considered investment grade securities, lower credit ratings do correspond to higher credit risk. Medium quality tax-exempt securities also may be subject to interest rate, liquidity, tax, leverage, call, sector and prepayment risks as described in this Prospectus. Non-investment grade securities, which are also know as junk bonds, may be subject to these same risks, as well as the risks of investing in non-investment grade securities as described in this Prospectus. The Fund may invest in derivatives contracts to implement its investment strategies as more fully described herein. Derivative investments also may be subject to the risks of investing in derivatives contracts as described herein. The Fund also may invest in certain securities as described herein that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes).




3. Under the Risk/Return Summary, sub section entitled "What are the Main Risks of Investing in the Fund?" please delete the definition of Tax Risks and replace it with the following:




   {circle}TAX RISKS. In order to be tax exempt, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes.


4. Under the Risk/Return Summary, sub section entitled "What are the Main Risks of Investing in the Fund?" please delete the definition of Risks of Investing in Derivative Contacts and replace it with the following:

   {circle}RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS.
      The Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Also, derivative contracts and hybrid instruments may involve other risks described in this prospectus and in the Fund's Statement of Additional Information, such as interest rate, credit, liquidity and leverage risks.




5. Under the Risk/Return Summary, sub section entitled "What are the Main Risks of Investing in the Fund?" please delete the definition of Risks Associated with Non-Investment Grade Securities and replace it with the following:

   {circle}RISKS ASSOCIATED WITH NON-INVESTMENT GRADE SECURITIES. The Fund may invest a portion of its assets in securities rated below investment grade (which are also known as junk bonds), which may be subject to greater credit, interest rate and liquidity risks than investment grade securities.




6. Under the section entitled "What are the Fund's Investment Strategies?" please delete the first seven paragraphs and replace them with the following:

The Fund invests its assets so that, normally (except as discussed herein), distributions of annual interest income are exempt from federal regular income tax (except when investing for "defensive" purposes). Interest from the Fund's investments may be subject to AMT. The Fund invests at least a majority of its assets in a portfolio of (1) long-term tax-exempt securities, and (2) medium quality or non-investment grade tax-exempt securities. Long-term tax-exempt securities generally include tax-exempt securities with stated maturities of 10 years or more. The Fund also may invest in tax-exempt securities with stated maturities of less than 10 years. Medium quality securities generally include securities rated in the third or fourth highest rating category by a nationally recognized statistical rating organization (NRSRO) and unrated securities of comparable quality. For example, tax-exempt securities rated "A" and "BBB" by Standard & Poors, an NRSRO, are rated in the third ("A") and fourth ("BBB") highest rating categories. Under relevant SEC guidance, the Fund is permitted to invest in medium quality and other investment grade tax-exempt securities to a greater degree than a high yield bond fund that does not invest primarily in tax-exempt municipal securities. The Fund invests at least a majority of its assets in medium-quality or non-investment grade, tax-exempt securities (without regard to the maturity of the securities) in an attempt to pursue a higher level of current income than a tax-exempt bond fund that invests purely in investment grade securities. The amount of the Fund's assets invested in long-term or medium quality or non-investment grade tax-exempt securities will be determined at the time when tax-exempt securities are purchased. For example, a later increase or decrease in percentage resulting from any change in value or net assets or from a change in a security's rating/quality will not require the Fund to sell any tax-exempt security held in the Fund's portfolio. Although medium quality securities are still considered investment grade securities, lower credit ratings do correspond to higher credit risk. Medium quality tax-exempt securities also may be subject to interest rate, liquidity, tax, leverage, call, sector and prepayment risks as described in this Prospectus. Non-investment grade securities, which are also know as junk bonds, may be subject to these same risks, as well as the risks of investing in non-investment grade securities as described in this Prospectus.

The Fund's investment adviser (Adviser) actively manages the Fund's portfolio, seeking to manage credit risk assumed by the Fund and provide superior levels of income.
The Adviser manages credit risk by performing a fundamental credit analysis on all tax-exempt securities before the Fund purchases such securities. The Adviser considers various factors, including the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of all tax exempt securities on an ongoing basis by reviewing periodic financial data and ratings of NRSROs.

The Adviser performs a more intensive credit analysis on non-investment grade, tax-exempt securities. In addition to the review process described above, the Adviser, when appropriate, visits the site that the issuer is developing with the proceeds of the offering and engages in discussions with the issuer regarding the offering.

The Adviser attempts to provide superior levels of income by investing in long-term, tax-exempt securities and managing the duration of the Fund. "Duration" measures the sensitivity of a security's price to changes in interest rates. The greater a portfolio's duration, the greater the potential change in the portfolio's value in response to a change in market interest rates. The Adviser increases or reduces the Fund's portfolio duration based on its interest rate outlook. When the Adviser expects interest rates to fall, it maintains a longer portfolio duration. When the Adviser expects interest rates to increase, it shortens the portfolio duration. The Adviser uses hedging transactions for purposes of duration management. The Adviser considers a variety of factors in formulating its interest rate outlook, including current and expected
U.S. economic growth; current and expected interest rates and inflation; the Federal Reserve Board's monetary policy; and supply and demand factors related to the municipal market and the effect they may have on the returns offered for various bond maturities. Duration management is less important when a greater portion of the Fund is allocated to non-investment grade, tax-exempt securities, because such securities are less sensitive to interest rate changes.

The Adviser also attempts to provide superior levels of income by investing in non-investment grade, tax-exempt securities, which generally provide higher yields. The percentage that the Adviser allocates to non-investment grade securities will vary depending on the supply of non-investment grade, tax-exempt securities and the credit spread between investment grade, tax-exempt securities and non-investment grade, tax-exempt securities. If the credit spread narrows, the Adviser may increase its allocation to investment grade securities without limitation; if the credit spread broadens, the Adviser may increase its allocation to non-investment grade securities without limitation. The Adviser may invest up to 100% of the Fund's assets in non-investment grade, tax-exempt securities.

The Fund also may invest in tax-exempt securities that are trading at a price less than the original issue price (or market discount bonds), enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may result in taxable distributions to shareholders. The ordinary income derived from these investment strategies generally will be limited to approximately 5% or less of the Fund's annual distributions.
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, or types of securities in which the Fund may invest directly or to gain exposure to the municipal bond sector. The Fund may also, for example, use derivative contracts to:

   {circle}Increase or decrease the effective duration of the Fund portfolio; {circle}Obtain premiums from the sale of derivative contracts;
   {circle}Realize gains from trading a derivative contract; or {circle}Hedge against potential losses

There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.
The Fund invests its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax, except when investing for "defensive" purposes.


7. Under the section entitled "What are the Fund's Investment Strategies?" please delete the sub section entitled "Hedging", in its entirety.





8. Under the section entitled "What are the Principal Securities in which the Fund Invests?" please delete the first paragraph under Tax-Exempt Securities and replace it with the following:

Tax-exempt securities are fixed-income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the adviser to be reliable, pay interest that is not subject to federal regular income taxes. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time.

9. Under the section entitled "What are the Principal Securities in which the Fund Invests?" please delete the definition of Tax Increment Financing Bonds in its entirety and replace it with the following:

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could fail to pay principal or interest if merchants' sales, and related tax collections, failed to increase as anticipated.





10. Under the section entitled "What are the Principal Securities in which the Fund Invests?" please add the following as the last paragraph under the Zero Coupon Securities definition:

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.




11. Under the section entitled "What are the Principal Securities in which the Fund Invests?" please delete the definition of Inverse Floaters and replace it with the following:


An inverse floater has a floating or variable interest rate that moves in the opposite direction of market interest rates. When short-term market interest rates go up, the interest rate paid on the inverse floater goes down; when short-term market interest rates go down, the interest rate paid on the inverse floater goes up. Inverse floaters generally respond more rapidly to market interest rate changes than fixed-rate, tax-exempt securities. Inverse floaters are subject to interest rate risks and leverage risks.





12. Under the section entitled "What are the Principal Securities in which the Fund Invests?" please delete the following sub sections in their entirety


            Derivative Contracts                 Options


            Futures Contracts                    Swaps





And replace them with the following:


DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices, or other assets or instruments including other derivative contracts, (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and / or government agency securities.

The Fund may not invest in a derivative contract if it is not permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument (or, in the case of a Reference Instrument that is an index, the securities or derivatives that comprise the index). The Fund may trade in the following specific types and/or combinations of derivative contracts:


FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures).

OPTION CONTRACTS
Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts. The Fund may buy or sell options on a Reference Instrument if it is permitted to own, invest, or otherwise have economic exposure to that instrument. The Fund is not required to own a Reference Instrument, in order to buy or sell an option on that Reference Instrument.


SWAP CONTRACTS

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names.


Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps, and caps and floors.

HYBRID INSTRUMENTS

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of designated securities, commodities, indices, or other assets or instruments (each a, "Valuation Instrument"). Hybrid instruments can take on many forms including, but not limited to, the following two forms: First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Valuation Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Valuation Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in securities and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Valuation Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Valuation Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.


13. Under the section entitled "What are the Principal Securities in which the Fund Invests?" please delete the definition of Asset Coverage and replace it with the following

In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds the Fund's obligations. Unless the Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on futures contracts or special transactions.

14. Under the section entitled "What are the Specific Risks of investing in the Fund?" please add the following as the last sentence of Interest Rate Risks:





      Certain factors, such as the presence of call features, may cause a particular fixed income security, or the Fund as a whole, to exhibit less sensitivity to changes in interest rates.





15. Under the section entitled "What are the Specific Risks of investing in the Fund?" please add the following as the second paragraph of Credit Risks:





      Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security or another baseline index with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.


16. Under the section entitled "What are the Specific Risks of investing in the Fund?" please delete the Tax Risks section and replace it with the following:


      TAX RISKS
      In order to pay interest that is exempt from federal regular income tax, tax- exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
      Changes or proposed changes in federal tax laws may cause the prices of tax-exempt securities to fall.
      The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.




17. Under the section entitled "What are the Specific Risks of investing in the Fund?" please delete the "Risks of Investing in Derivative Contracts" section and replace it with the following:





      RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
      The Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference or Valuation Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in over-the-counter (OTC) derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund's SAI, such as interest rate, credit, liquidity and leverage risks.





18. Under the section entitled "Account and Share Information" please delete section entitled "Tax Information" and replace it with the following:

The Fund sends an annual statement of your account activity to assist you in completing your federal, state, and local tax returns. It is anticipated that Fund distributions will be primarily dividends that are exempt from federal regular income tax, although a portion of the Fund's dividends may not be exempt. The Fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax. Dividends may be subject to state and local taxes. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in the Fund. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state, and local tax liability.



                                                           December 12, 2006

Cusip  313923864
Cusip  313923856
Cusip  313923849
Cusip  313923831

36028 (12-06)












FEDERATED MUNICIPAL HIGH YIELD ADVANTAGE FUND
A PORTFOLIO OF FEDERATED MUNICIPAL SECURITIES INCOME TRUST
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS F SHARES
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 13, 2006.


1. Under the section entitled "Securities in which the Fund Invests" please delete the sub section entitled "Variable Rate Demand Instruments and replace it with the following:




       Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because, within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded.






2. Under the section entitled "Securities in which the Fund Invests" please delete the following sub sections in their entirety:


            Derivative Contracts                 Futures Contracts


            Options                              Swaps


            Put Options                          Call options


            Interest Rate Swaps                  Total Rate of Return Swaps


            Caps and Floors                      Credit Default Swaps


            Credit Link Notes


And replace them with the following:


DERIVATIVE CONTRACTS
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices, or other assets or instruments including other derivative contracts (each a "Reference Instrument" and collectively, "Reference Instruments"). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as "physically settled" derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as "cash settled" derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time.
Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Fund may trade in the following types of derivative contracts, including combinations thereof:


FUTURES CONTRACTS
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures).

OPTION CONTRACTS
Option contracts (also called "options") are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts. The Fund may buy or sell options on a Reference Instrument if it is permitted to own, invest, or otherwise have economic exposure to that instrument. The Fund is not required to own a Reference Instrument, in order to buy or write an option on that Reference Instrument.

The Fund may buy and/or sell the following types of options:

CALL OPTIONS
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:

{circle}Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and

{circle}Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.

PUT OPTIONS
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:

{circle}Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and

{circle}Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.

The Fund may also buy or write options, as needed, to close out existing option positions.

Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).


SWAP CONTRACTS

A swap contract (also known as a "swap") is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:


INTEREST RATE SWAPS
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a "notional principal amount") in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.


TOTAL RETURN SWAPS

A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.


CREDIT DEFAULT SWAPS
A credit default swap (CDS) is an agreement between two parties whereby one party (the "Protection Buyer") agrees to make payments over the term of the CDS to the other party (the "Protection Seller"), provided that no designated event of default, restructuring or other credit related event (each a "Credit Event") occurs with respect to Reference Instrument that is usually a particular bond or the unsecured credit of an issuer, in general (the "Reference Obligation"). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or "par value," of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the "Deliverable Obligation"). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be "cash settled," which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the
CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.


CAPS AND FLOORS

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

HYBRID INSTRUMENTS


Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of designated securities, commodities, indices, or other assets or instruments (each a, "Valuation Instrument"). Hybrid instruments can take on many forms including, but not limited to, the following two forms: First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Valuation Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Valuation Instrument.


Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in securities, and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Valuation Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Valuation Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.


CREDIT LINKED NOTE

A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the "Note Issuer") with respect to which the Valuation Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a "Reference Credit"). The purchaser of the CLN (the "Note Purchaser") invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each, a "Credit Event") with respect to the issuer of the Reference Credit or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index, or derivative contract (such as a credit default swap) can be used as the Reference Credit.





3. Under the section entitled "Securities in which the Fund Invests" please add the following immediately before the heading "Special Transactions":





HEDGING
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that (1) hedge only a portion of its portfolio, (2) use derivative contracts that cover a narrow range of circumstances or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.





4. Under the section entitled "Investment Risks" please delete the second paragraph of the Tax Risk definition and replace it with the following:


       The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions that are treated as ordinary income for federal income tax purposes.



4. Under the section entitled "Investment Risks" please delete the "Risks of Investing in Derivative Contracts" section and replace it with the following:


RISKS OF INVESTING IN DERIVATIVE CONTRACTS AND HYBRID INSTRUMENTS
The Fund's use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference or Valuation Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund's prospectus, such as interest rate, credit, liquidity and leverage risks.


5. Under the section "Determining Market Value of Securities" delete the first paragraph, below the bullet points and replace it with the following:

Prices for fixed income securities furnished by a pricing service may be based on a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Such prices are generally intended to be indicative of the bid prices currently offered to institutional investors for the securities, except that prices for corporate-fixed income securities traded in the United States are generally intended to be indicative of the mean between such bid prices and asked prices. The Board has approved the use of such pricing services. A number of pricing services are available, and the Fund may use various pricing services or discontinue the use of any pricing service.



                                                               December 12, 2006

Cusip  313923864
Cusip  313923856
Cusip  313923849
Cusip  313923831

36059 (12/06)